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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): JULY 27, 2005


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


        TENNESSEE                      0-5905                    62-0156300
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(State of incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)



               1715 WEST 38TH STREET, CHATTANOOGA, TENNESSEE 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.     OTHER EVENTS
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               On July 27, 2005, the Board of Directors of Chattem, Inc. (the
"Company") increased the total authorization to repurchase the Company's common stock under the Company's stock buyback program to $30.0 million. Prior to the increase, a total of $17.3 million remained available under the Company's previously announced $30.0 million stock buyback authority approved by the Board of Directors in January 2005. The Company is limited in its ability to repurchase shares of its common stock under the terms of its revolving credit facility and note indentures.
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                                   SIGNATURES

                             Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 28, 2005                          CHATTEM, INC.


                                       By: /s/ A. Alexander Taylor II
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                                           A. Alexander Taylor II
                                           President and Chief Operating Officer